EXHIBIT 99.2
                             BYLAWS
                               OF
                   BANK OF AMERICA CORPORATION




                            ARTICLE I
                           DEFINITIONS

          Section  1.      Definitions. In these  Bylaws,  unless
otherwise specifically provided:

          (a) "Certificate of Incorporation" means the Certificate of Incorporation of the Corporation, as amended and restated from time to time, including any certificates of designation filed with the Delaware Secretary of State setting forth the terms of preferred stock of the Company.

          (b) "Common Stock" means the common stock of the Corporation.

          (c)  "Corporation" means Bank of America Corporation, a
               Delaware corporation, and any successor thereto.

          (d)  "DGCL"  means the General Corporation Law  of  the
               State of Delaware, as the same now exists or may hereafter be amended.

          (e) "Shares" means the Common Stock and other units into which the equity interests in the Corporation are divided.

          (f)  "Stockholder"  means  the  person  in  whose  name
               Shares are registered in the records of the Corporation.

          (g) "Voting Group" means all Shares of one or more classes or series that under the Certificate of Incorporation or the DGCL are entitled to vote together collectively on a matter at a meeting of Stockholders. All Shares entitled by the Certificate of Incorporation or the DGCL to vote generally on a matter are for that matter a single Voting Group.

          Section 2. Cross-Reference to the DGCL. If any term used in these Bylaws and not otherwise defined herein is defined for purposes of the DGCL, such definition shall apply for purposes of these Bylaws, unless the context shall otherwise clearly require.

                           ARTICLE II
                             OFFICES

          Section  1.      Principal  Place  of  Business.    The
principal place of business of the Corporation shall be located in the City of Charlotte, County of Mecklenburg, State of North
Carolina.

          Section 2. Registered Office. The registered office of the Corporation required by the DGCL to be maintained in the State of Delaware is The Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the corporation's registered agent at such address is The Corporation Trust Company.

          Section 3. Other Offices. The Corporation may have offices at such other places, either within or without the State of Delaware, as the Board of Directors may from time to time determine or as the affairs of the Corporation may require from time to time.
                           ARTICLE III
                          STOCKHOLDERS

          Section 1. Annual Meeting. The annual meeting of the Stockholders shall be held during the month of April of each year at a date and an hour fixed by the Board of Directors for the purpose of electing directors and for the transaction of such other business as may come before the meeting.

          Section 2. Special Meetings. Special meetings of the Stockholders, for any purpose or purposes, unless otherwise prescribed by the DGCL, may be called by the Chairman of the Board, the Chief Executive Officer, the President or by the Secretary acting under instructions of the Chairman of the Board or the Chief Executive Officer, or by the Board of Directors.

          Section 3. Place of Meeting. The Board of Directors or the Chairman of the Board, the Chief Executive Officer or the President of the Corporation, or the Secretary acting under instructions of the Chairman of the Board, the Chief Executive Officer or President may designate any place, either within or without the State of Delaware, as the place of meeting for any annual meeting of Stockholders or for any special meeting of Stockholders called by the Board of Directors or the Chairman of the Board, the Chief Executive Officer or President or Secretary. If no designation is made, or if a special meeting of Stockholders is otherwise called, the place of meeting shall be the principal place of business of the Corporation in the State of North Carolina.

          Section 4. Notice of Meeting. Except as otherwise provided herein or required by law, written or printed notice stating the date, time and place of the meeting shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, to each Stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be effective when deposited in the United States mail with postage thereon prepaid and correctly addressed to the Stockholder at such Stockholder's address as shown in the Corporation's current record of Stockholders.

          In the case of an annual meeting, the notice of meeting need not specifically state the business to be transacted thereat. In the case of a special meeting, the notice of meeting shall state the purpose or purposes for which the meeting is called.

          If a meeting is adjourned to a date more than 30 days after the date fixed for the original meeting, or if a new record date is fixed for the adjourned meeting, or if the new date, time or place for an adjourned meeting is not announced at the meeting before adjournment, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise, it is not necessary to give any notice of the adjourned meeting other than by announcement at the meeting at which the adjournment is taken.

          Section 5. Fixing of Record Date. For the purpose of determining Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or Stockholders entitled to receive payment of any dividend or other distribution, or in order to make a determination of Stockholders for any other proper purpose, the Board of Directors may fix in advance a date for any such determination of Stockholders, such date in any case to be not more than 60 days and, in case of a meeting of Stockholders, not less than 10 days prior to, the date of such meeting or on which such action is to be taken. If no record date is fixed for the determination of Stockholders entitled to notice of or to vote at a meeting of Stockholders, or for determination of the Stockholders entitled to receive payment of a dividend or other distribution or any other purpose, the close of business on the day before the first notice is delivered to Stockholders or the date on which the resolution of the Board of Directors relating thereto is adopted, as the case may be, shall be the record date for such determination. When a determination of Stockholders entitled to vote at any meeting of Stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof unless the Board of Directors fixes a new record date.

          Section 6. Stockholders List. After the record date for a meeting of Stockholders is fixed or determined, the officer or agent having charge of the stock ledger for Shares of the Corporation shall prepare and make an alphabetical list of the names of all Stockholders of the Corporation who are entitled to vote at such Stockholders meeting. The list will show the address of and number of Shares registered in the name of each Stockholder. Such Stockholders list will be open for examination by any Stockholder for any purpose germane to the meeting, for a period of at least 10 days before such meeting, at a place identified in the meeting notice in the city where the meeting will be held or, if not so specified, at the place where the meeting is to be held. Such list shall also be available at the meeting of Stockholders, and any Stockholder present is entitled to inspect the list.

          Section 7. Quorum. A majority of the votes entitled to be cast on a particular matter by a Voting Group constitutes a quorum of that Voting Group for action on that matter unless the DGCL provides otherwise. Shares entitled to vote as a separate Voting Group may take action on a matter at a meeting of Stockholders only if a quorum of those Shares exists with respect to that matter, except that, in the absence of a quorum at the opening of any meeting of Stockholders, such meeting may be adjourned from time to time by the vote of a majority of the Shares voting on the motion to adjourn. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

          Section 8. Proxies. Each Stockholder entitled to vote at a meeting of Stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such Stockholder by proxy, but no such proxy shall be voted or acted upon after 3 years from its date, unless the proxy provides for a longer period.

          Without limiting the manner in which a Stockholder may authorize another person or persons to act for such Stockholder as proxy pursuant to the previous paragraph, the following shall constitute a valid means by which a Stockholder may grant such authority:

          (1) A Stockholder may execute a writing authorizing another person or persons to act for such Stockholder as proxy. Execution may be accomplished by the Stockholder or such Stockholder's authorized officer, director, employee or agent signing such writing or causing such person's signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

          (2) A Stockholder may authorize another person or persons to act for such Stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the Stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

          Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to the previous paragraph of this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

          A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

          Section 9. Voting of Shares. Except as otherwise provided by the Certificate of Incorporation, each outstanding share of Common Stock is entitled to one vote on each matter voted on at a Stockholders meeting. Other Shares are entitled to vote only as provided in the Certificate of Incorporation or the DGCL. If a quorum exists, action on a matter (other than election of directors or the Chairman of a meeting) by a Voting Group is approved if the votes cast within the Voting Group favoring the action exceed the votes cast opposing the action, unless the Certificate of Incorporation or the DGCL requires a greater number of affirmative votes. Classes or series of Shares shall not be entitled to vote separately by Voting Group unless expressly required by the Certificate of Incorporation or as otherwise provided in the DGCL.

          Section 10. Voting for Directors. The directors of the Corporation shall be elected by a plurality of the votes cast by the Shares entitled to vote in the election at the meeting at which a quorum is present unless otherwise provided in the Certificate of Incorporation.

          Section 11. Conduct of Meetings. The Chairman of the Board shall preside as chairman at each meeting of Stockholders or, in the Chairman's absence, the Chief Executive Officer shall so preside. At the request of the Chairman of the Board or the Chief Executive Officer, in both their absences, such other officer as the Board of Directors shall designate shall so preside at any such meeting. In the absence of a presiding  officer  determined in accordance with  the  preceding sentence, any person may be designated to so preside at a Stockholders meeting by a plurality vote of the Shares represented and entitled to vote at the meeting. The Secretary or, in the absence or at the request of the Secretary, any person designated by the person presiding at a Stockholders meeting shall act as secretary of such meeting. The chairman of any meeting of Stockholders shall determine the order of business and the procedure at the meeting, including regulation of the manner of voting and the conduct of discussion. The date and time of the opening and closing of the polls for each matter upon which the Stockholders will vote at the meeting shall be announced at the meeting.

          Section 12. Advance Notice Provision For Non-Rule 14a-8 Proposals. Any Stockholder proposal to be submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by the Secretary of the Corporation no later than seventy-five (75) days before the date the Corporation mailed its proxy materials for the prior year's annual meeting of Stockholders.

                           ARTICLE IV
                       BOARD OF DIRECTORS

          Section 1.     General Powers. The business and affairs
of  the  Corporation shall be managed under the direction of  its
Board   of  Directors,  except  as  otherwise  provided  in   the
Certificate of Incorporation or permitted under the DGCL.

          Section 2. Number and Qualifications. The number of directors of the Corporation shall be not less than 5 nor more than 30, which number may be fixed or changed from time to time, within the minimum and maximum, by the Board of Directors. Directors need not be residents of the State of Delaware or Stockholders of the Corporation. A director of the Corporation shall at all times meet all statutory and regulatory qualifications for a director of a publicly held bank holding company.

          Section 3. Terms of Directors. The terms of all directors shall expire at the next annual Stockholders meeting following their election. A decrease in the number of directors does not shorten an incumbent director's term. The term of a director elected to fill a vacancy shall expire at the next Stockholders meeting at which directors are elected. Despite the expiration of a director's term, however, such director shall continue to serve until the director's successor is elected and qualified.

          Section 4. Removal. Any director may be removed at any time with or without cause by the affirmative vote of the holders of a majority of the Shares then entitled to vote at an election of directors except that whenever any Voting Group is entitled to elect one or more directors by the Certificate of Incorporation, this provision shall apply, in respect to the removal without cause of a director or directors so elected, to the Voting Group and not to the vote of the outstanding Shares as a whole. A director may not be removed by the Stockholders at a meeting unless the notice of the meeting states that the purpose, or one of the purposes, of the meeting is removal of the director. If any directors are so removed, new directors may be elected at the same meeting.

          Section 5. Vacancies and Newly Created Directorships. Except in those instances where the Certificate of Incorporation or applicable law provides otherwise, a majority of directors then in office, although less than a quorum, or a sole remaining director, may fill a vacancy or a newly created directorship on the Board of Directors. A vacancy that will occur at a specific later date (by reason of a resignation effective at a later date or otherwise) may be filled before the vacancy occurs by a majority of directors then in office, including those who have so resigned, but the new director may not take office until the vacancy occurs.

          Section 6. Compensation. The Board of Directors may provide for the compensation of directors for their services as such and may provide for the payment or reimbursement of any or all expenses reasonably incurred by them in attending meetings of the Board or of any committee of the Board or in the performance of their other duties as directors. Nothing herein contained, however, shall prevent any director from serving the corporation in any other capacity or receiving compensation therefor.

          Section 7. Executive Committee. The Board of Directors may designate five or more directors who shall constitute the Executive Committee of the Corporation. The Executive Committee, between meetings of the Board of Directors and subject to such limitations as may be required by law or imposed by resolution of the Board of Directors, shall have and may exercise all of the authority of the Board of Directors in the management of the Corporation.

          Meetings of the Executive Committee may be held at any time on call of its Chairman or any two members of the Committee. A majority of the members shall constitute a quorum at all meetings. The Executive Committee shall keep minutes of its proceedings and shall report its actions to the next succeeding meeting of the Board of Directors.

          Section 8. Compensation Committee. The Board of Directors, by resolution may designate three or more directors who shall not be otherwise employed by the Corporation or its subsidiaries who shall constitute the Compensation Committee of the Corporation.

          The   Compensation  Committee  shall  provide   overall
guidance with respect to the establishment, maintenance and administration of the Corporation's compensation programs and employee benefit plans.

          The Compensation Committee shall review and approve the annual compensation, including salary, incentive compensation and other benefits, direct and indirect, for officers who serve as executive officers of the Corporation. The Compensation Committee shall also approve and adopt proposals related to any employee benefit plan of the Corporation or its subsidiaries in which any officer participates who also serves as an executive officer of the Corporation, including proposals for the adoption, amendment, modification or termination of such plans. As to the salary, incentive compensation and other benefits, direct and indirect, for the Chief Executive Officer of the Corporation and of all other officers of the Corporation who are also Directors of the Corporation, the Compensation Committee shall submit recommendations to the Executive Committee for review and concurrence prior to their submission to the Board of Directors for approval.

          The   Committee  shall  administer  all  plans  of  the
Corporation that provide for awards of the stock options, stock appreciation rights, restricted stock or other similar stock-based awards unless otherwise provided for in the plans.

          The Compensation Committee shall have such other purposes and such other powers as the Board of Directors may from time to time determine. As used throughout these Bylaws, the term "executive officer" means those officers of the Corporation who are designated as such from time to time by the Board.

          Meetings of the Compensation Committee shall be held quarterly or at any time on call of the Chairman of the Compensation Committee. A majority of the members shall constitute a quorum at all meetings. The Compensation Committee shall keep minutes of its proceedings and shall report its actions in writing to the next succeeding meeting of the Board of Directors.

          Section 9. Management Compensation Committee. The Board of Directors, by resolution adopted by a majority of the Directors may designate the Chief Executive Officer and such other officers as it deems appropriate to constitute the members of a Management Compensation Committee. The Chief Executive Officer shall be the Chairman of the Management Compensation Committee.

          The Management Compensation Committee shall have the authority to establish the titles and the compensation, including salaries, incentive compensation and other benefits, direct and indirect, for all employees of the Corporation and its subsidiaries who are not officers and for all officers of the Corporation and its subsidiaries who do not serve as executive officers of the Corporation. In connection with its duties, the Management Compensation Committee shall approve all annual compensation budgets, all employee benefits plans, the salary guidelines for positions and all incentive compensation plans for such employees and officers of the Corporation and its subsidiaries.

          The Management Compensation Committee may allocate to a member of the Management Compensation Committee the authority to establish titles and the compensation, including salaries, incentive compensation awards pursuant to incentive compensation plans previously approved by the Management Compensation Committee, and other benefits for all personnel within such member's area of functional responsibility except with respect to promotions to the title of Executive Vice President or its equivalent and except with respect to actions related to officers in Job Band I. A member of the Management Compensation Committee may delegate such member's authority with respect to such matters to one or more officers within such member's area of functional responsibility pursuant to procedures established by such member from time to time; provided, however, any such action taken pursuant to any such delegation of authority shall be subject to ratification by such member of the Management Compensation Committee.

          The Management Compensation Committee shall make recommendations from time to time to the Compensation Committee regarding the establishment, amendment, modification and termination of any employee benefit plans sponsored by the Corporation and its subsidiaries in which any officer of the Corporation or its subsidiaries participates who also serves as an executive officer of the Corporation.

          The Management Compensation Committee shall have such other purposes and such other powers as the Board of Directors may from time to time determine.

          Meetings of the Management Compensation Committee shall be held quarterly or at any time on call of the Chairman of the Management Compensation Committee. A majority of the members shall constitute a quorum at all meetings. The Management Compensation Committee shall keep minutes of its proceedings and shall report its actions to the Compensation Committee.

          Section 10. Audit Committee. The Board of Directors shall designate three or more directors who shall not be otherwise employed by the Corporation or its subsidiaries to constitute the Audit Committee of the Board.

          The Audit Committee shall have such powers and duties as described from time to time by resolutions of the Board of Directors. The Audit Committee shall keep minutes of its proceedings and shall report its actions to the next succeeding meeting of the Board of Directors.

          Section 11. Other Committees. The Board of Directors may create one or more other committees and appoint members of the Board of Directors to serve on them. Each committee must have one or more members, who serve at the pleasure of the Board of Directors. The provisions of the DGCL and these Bylaws that govern meetings, action without meetings, notice and waiver of notice, and quorum and voting requirements of the Board of Directors, shall apply to committees and their members as well. To the extent specified by the Board of Directors, each committee may exercise the authority of the Board of Directors, except as to the matters which the DGCL specifically excepts from the authority of such committees. Nothing contained in this Section shall preclude the Board of Directors from establishing and appointing any committee, whether of directors or otherwise, not having or exercising the authority of the Board of Directors.

                            ARTICLE V
                      MEETINGS OF DIRECTORS

          Section 1. Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this Bylaw provision immediately after, and at the same place as, the annual meeting of the Stockholders. In addition, the Board of Directors may provide, by resolution, the date, time and place, either within or without the State of North Carolina, for the holding of additional regular meetings.

          Section 2. Special Meetings. Special meetings of the Board of Directors may be held at any date, time and place upon the call of the Chairman of the Board, the Chief Executive Officer or the President or of the Secretary acting under instructions from the Chairman of the Board or the Chief Executive Officer or the President, or upon the call of any three directors. Special meetings may be held at any date, time and place and without special notice by unanimous consent of the directors.

          Section 3. Notice. The person or persons calling a special meeting of the Board of Directors shall, at least two days before the meeting, give notice thereof by any usual means of communication. Such notice may be communicated, without limitation, in person; by telephone, telegraph, teletype or other form of wire or wireless communication, or by facsimile transmission; or by mail or private carrier. Written notice of a directors meeting is effective at the earliest of the following:

          (a)  when received;

          (b) upon its deposit in the United States mail, as evidenced by the postmark, if mailed with postage thereon prepaid and correctly addressed;

          (c)    if  by  facsimile,  by  acknowledgment  of   the
     facsimile; or

          (d) on the date shown on the confirmation of delivery issued by a private carrier, if sent by private carrier to the address of the director last known to the Corporation.

     Oral notice is effective when actually communicated to the director. Notice of an adjourned meeting of directors need not be given if the time and place are fixed at the meeting being adjourned. The notice of any meeting of directors need not describe the purpose of the meeting unless otherwise required by the DGCL.

          Section 4. Waiver of Notice. A director may waive any notice required by the DGCL, the Certificate of Incorporation or these Bylaws before or after the date and time stated in the notice. The waiver must be in writing, signed by the director entitled to the notice, and filed with the minutes or corporate records, except that, notwithstanding the foregoing requirement of written notice, a director's attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director at the beginning of the expressly objects to holding the meeting or transacting business at the because the meeting is not lawfully called or convened.

          Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Stockholders, directors or members of a committee of directors need be specified in any written waiver of notice unless so required by the Certificate of Incorporation.

          Section 5. Quorum. A majority of the number of directors in office immediately before the meeting begins, but in no case less than 1/3 of the total number of directors fixed by the Board of Directors, shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority is present at a meeting, a majority of directors present may adjourn the meeting from time to time without further notice.

          Section 6. Manner of Acting. Except as otherwise provided in the Certificate of Incorporation or herein, the act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, except as otherwise provided by the DGCL.

          Section 7. Conduct of Meetings. The Chairman or the Chief Executive Officer shall preside at all meetings of the Board of Directors; provided, however, that in the absence or at the request of the Chairman of the Board, or if there shall not be a person holding such offices, the person selected to preside at a meeting of directors by a vote of a majority of the directors present shall preside at such meeting. The Secretary, or in the absence or at the request of the Secretary, any person designated by the person presiding at a meeting of the Board of Directors, shall act as secretary of such meeting.

          Section 8. Action Without a Meeting. Any action required or permitted to be taken at a Board of Directors meeting may be taken without a meeting if the action is taken by all members of the Board. The action must be evidenced by one or more written consents describing the action taken, which consent or consents shall be included in the minutes or filed with the corporate records.

          Section 9. Participation Other Than in Person. The Board of Directors may permit any or all directors to participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at such meeting.

                           ARTICLE VI
                            OFFICERS

          Section 1. Officers of the Corporation. The officers of the Corporation may include a Chairman of the Board, a Chief Executive Officer, a President, one or more Vice Chairmen, one or more Division Presidents, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Secretary, a Treasurer, and such other officers, assistant officers and agents, as may be appointed from time to time by or under the authority of the Board of Directors including that authority vested under Section 8 or 9 of Article IV hereof. The same individual may simultaneously hold more than one office in the Corporation, but no individual may act in more than one capacity where action of two or more officers is required. The title of any officer may include any additional designation descriptive of such officer's duties as the Board of Directors may prescribe.

          Section 2. Appointment and Term. The officers of the Corporation shall be appointed by the Board of Directors or by a committee or an officer authorized by the Board of Directors to appoint one or more officers; provided, however, that no officer may be authorized to appoint the Chairman of the Board, the Chief Executive Officer or the President. Each officer shall hold office until his or her death, resignation, retirement, removal or disqualification or until such officer's successor is elected and qualified.

          Section 3. Compensation. The compensation of all officers of the Corporation shall be fixed by or under the authority of the Board of Directors or in accordance with Sections 8 and 9 of Article IV hereof. No officer shall be prevented from receiving such salary by reason of the fact that such officer is also a director.

          Section 4. Resignation and Removal of Officers. An officer may resign at any time by communicating such officer's resignation to the Corporation. A resignation is effective when it is communicated unless it specifies in writing a later effective date. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective  date  if  the  Board of Directors  provides  that  the successor does not take office until the effective date. The Board of Directors, by the affirmative vote of a majority of its members, may remove the Chairman of the Board, the Chief Executive Officer or the President whenever in its judgment the best interest of the Corporation would be served thereby. In addition, the Board of Directors or a committee or an officer authorized by the Board of Directors may remove any other officer at any time with or without cause. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the directors or in accordance with
Section 8 or 9 of Article IV hereof for the unexpired portion of the term.

          Section 5. Contract Rights of Officers. The appointment of an officer does not itself create contract rights. An officer's removal does not itself affect the officer's contract rights, if any, with the Corporation, and an officer's resignation does not itself affect the Corporation's contract rights, if any, with the officer.

          Section 6. Bonds. The Board of Directors may by resolution require any officer, agent or employee of the Corporation to give bond to the Corporation, with sufficient sureties, conditioned on the faithful performance of the duties of the applicable office or position, and to comply with such other conditions as may from time to time be required by the Board of Directors. Such bonds may be scheduled or blanket form and the premiums shall be paid by the Corporation.

          Section 7. Chief Executive Officer. The Board of Directors may appoint a Chief Executive Officer. The Chief Executive Officer shall, subject to the direction and control of the Board of Directors, supervise and control the business and affairs of the Corporation. In general the Chief Executive Officer shall perform all duties incident to the position of chief executive officer or as may be prescribed by the Board of Directors or these Bylaws from time to time.

          Section 8. Chairman of the Board. The Board of Directors may appoint from among its members an officer designated as the Chairman of the Board, but the appointment of a Chairman of the Board shall not be required. If a Chairman of the Board shall be appointed, then the Chairman of the Board shall have such other duties and authority as may be prescribed by the Board of Directors from time to time. In general the Chairman of the Board shall perform all duties incident to the position of chairman of the board or as may be prescribed by the Board of Directors or these Bylaws from time to time.

          Section 9. President. The Board of Directors may appoint a President. The President shall perform the duties and exercise the powers of that office and, in addition, the President shall perform such other duties and shall have such other authority as the Board of Directors shall prescribe. In general the President shall perform all duties incident to the position of president or as may be prescribed by the Board of
Directors or these Bylaws from time to time. The Board of Directors shall, if it deems such action necessary or desirable, designate the officer of the Corporation who is to perform the duties of the President in the event of such officer's absence or inability to act.

          Section 10. Vice Chairman. The Board of Directors may appoint one or more officers designated as the Vice Chairman, but the appointment of one or more Vice Chairmen shall not be required. If one or more Vice Chairmen shall be appointed, then one or more Vice Chairmen shall have such duties and authority as may be prescribed by the Board of Directors from time to time.

          Section 11. Division Presidents. The Board of Directors may appoint one or more officers designated as Division Presidents, but the appointment of one or more Division
Presidents  shall  not  be required.  If  one  or  more  Division
Presidents shall be appointed, then the Division President(s) shall have such duties and authority as may be prescribed by the Board of Directors from time to time.

          Section 12. Managing Directors and Vice Presidents. The Board of Directors may appoint one or more Managing Directors and one or more Vice Presidents. Categories of Vice Presidents may include, but are not limited to, Group Executive Vice Presidents, Executive Vice Presidents, Senior Vice Presidents, and Assistant Vice Presidents. The Board of Directors may create categories of Managing Directors. Each Managing Director and each Vice President shall have such duties and authorities as may be described by the Board of Directors or by the officer to whom such Managing Director or Vice President reports.

          Section 13. Secretary. The Secretary shall: (a) keep the minutes of meetings of the Stockholders and of the Board of Directors in one or more books provided for that purpose; (b) have the responsibility and authority to maintain and authenticate the records of the Corporation; (c) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (d) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; (e) keep a register of the post office address of each Stockholder which shall be furnished to the Secretary by such Stockholder; (f) sign with the Chairman of the Board, or President or any Vice President, provided that in lieu of the Secretary's signature the Treasurer or an Assistant Treasurer or an Assistant Secretary may sign, certificates for Shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (g) have general charge of the stock transfer books of the Corporation; and (h) in general perform all duties incident to the office of the Secretary and such other duties as from time to time may be assigned to the Secretary by the Chief Executive Officer of the Corporation, the Board of Directors or a committee under these Bylaws.

          Section  14.    Treasurer.  The Treasurer  shall:   (a)
have charge and custody of all funds and securities of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories; and (b) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to the Treasurer by the Chief Executive Officer of the Corporation, the Board of Directors or a committee under these Bylaws.

          Section 15. Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers. The Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, if any, shall, in the event of the death or inability or refusal to act of the Secretary or the Treasurer, respectively, have all the powers and perform all of the duties of those offices, and they shall, in general, perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the Chief Executive Officer of the Corporation or the Board of Directors.

                           ARTICLE VII
                    SHARES AND THEIR TRANSFER

          Section  1.     Shares.  Shares of the Corporation  may
but need not be represented by certificates.

          When Shares are represented by certificates, the Corporation shall issue such certificates in such form as shall be required by the DGCL and as determined by the Board of Directors, to every Stockholder for the fully paid Shares owned by such Stockholder. Each certificate shall be signed by, or shall bear the facsimile signature of, the Chairman of the Board, the President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Corporation and may bear the corporate seal of the Corporation or its facsimile. All certificates for the Corporation's Shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the Shares represented by a certificate are issued, with the number of Shares and date of issue, shall be entered on the stock transfer books of the Corporation. Such information may be stored or retained on discs, tapes, cards or any other approved storage device relating to data processing equipment; provided that such device is capable of reproducing all information contained therein in legible and understandable form, for inspection by Stockholders or for any other corporate purpose.

          When Shares are not represented by certificates, then within a reasonable time after the issuance or transfer of such Shares, the Corporation shall send the Stockholder to whom such Shares have been issued or transferred a written statement of the information required by the DGCL to be on certificates or a statement that the Corporation will furnish such information without charge to each Stockholder who so requests.

          Section 2. Stock Transfer Books and Transfer of Shares. The Corporation, or its agent, shall keep a book or set of books to be known as the stock transfer books of the Corporation, containing the name of each Stockholder of record, together with such Stockholder's address and the number and class or series of Shares held by such Stockholder. Transfer of Shares of the Corporation represented by certificates shall be made on the stock transfer books of the Corporation only upon surrender of the certificates for the Shares sought to be transferred by the holder of record thereof or by such holder's duly authorized agent, transferee or legal representative, who shall furnish proper evidence of authority to transfer with the Secretary. All certificates surrendered for transfer shall be canceled before new certificates for the transferred Shares shall be issued.

          Section 3. Lost Certificates. The Board of Directors or an officer so authorized by the Board may authorize the issuance of a new certificate in place of a certificate claimed to have been lost, destroyed or mutilated, upon receipt of an affidavit of such fact from the persons claiming the loss or destruction and any other documentation satisfactory to the Board of Directors or such officer. At the discretion of the party reviewing such claim, any such claimant may be required to give the Corporation a bond in such sum as it may direct to indemnify against the loss from any claim with respect to the certificate claimed to have been lost or destroyed.

          Section 4. Holder of Record. Except as otherwise required by the DGCL, the Corporation may treat the person in whose name the Shares stand of record on its books as the absolute owner of the Shares and the person exclusively entitled to receive notification and distributions, to vote, and to otherwise exercise the rights, powers and privileges of ownership of such Shares.

          Section 5. Transfer Agent and Registrar; Regulations. The Corporation may, if and whenever the Board of Directors so determines, maintain in the State of Delaware or any other state of the United States, one or more transfer offices or agencies and also one or more registry offices which officers and agencies may establish rules and regulations for the issue, transfer and registration of certificates. No certificates for Shares of stock of the Corporation in respect of which a Transfer Agent and Registrar shall have been designated shall be valid unless countersigned by such Transfer Agent and registered by such Registrar. Any such countersignature may be a facsimile. The Board may also make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates.

                          ARTICLE VIII
                         INDEMNIFICATION

          Section 1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director, officer, or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, or employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in
Section 3 of this Article VIII with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

          Section 2. Right to Advancement of Expenses. The right to indemnification conferred in this Article shall include the right to be paid by the Corporation the expenses incurred in defending any proceeding for which such right to indemnification is applicable in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

          Section 3. Right of Indemnitee to Bring Suit. The rights to indemnification and to the advancement of expenses conferred in Sections 1 and 2 of this Article VIII shall be contract rights. If a claim under Sections 1 and 2 of this
Article VIII is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its Stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its Stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article or otherwise shall be on the Corporation.

          Section 4. Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's certificate of incorporation, bylaw, agreement, vote of Stockholders or disinterested directors or otherwise.

          Section 5. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

          Section 6. Indemnification of Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of expenses to any agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

                           ARTICLE IX
                       GENERAL PROVISIONS

          Section 1. Execution of Instruments. All agreements, indentures, mortgages, deeds, conveyances, transfers, contracts, checks, notes, drafts, loan documents, letters of credit, master agreements, swap agreements, guarantees, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, powers of attorney, and other instruments or documents may be signed, executed, acknowledged, verified, attested, delivered or accepted on behalf of the Corporation by the Chairman of the Board, the Chief Executive Officer, the President, any Vice Chairman, any Division President, any Managing Director, any Vice President, any Assistant Vice President, or any individual who is listed on the Corporation's Officer's payroll file in a position equal to any of the aforementioned officer positions, or such other officers, employees or agents as the Board of Directors or any of such designated officers or individuals may direct. The provisions of this Section 1 are supplementary to any other provision of these Bylaws and shall not be construed to authorize execution of instruments otherwise dictated by law.

          Section 2. Voting of Shares. The Chairman of the Board, the Chief Executive Officer the President, any Vice Chairman, any Division President, any Executive Vice President, any Managing Director, the Secretary, the Treasurer, or such other officers, employees or agents as the Board of Directors or such designated officers may direct are authorized to vote, represent and exercise on behalf of the Corporation all rights incident to any and all Shares of any other corporations or associations standing in the name of the Corporation. The authority herein granted to said individual to vote or represent on behalf of the Corporation any and all Shares held by the Corporation in any other corporations or associations may be exercised either by the individual in person or by any duly executed proxy or power of attorney.

          Section 3. Distributions. The Board of Directors may from time to time authorize, and the Corporation may pay or distribute, dividends or other distributions on its outstanding Shares in such manner and upon such terms and conditions as are permitted by the Certificate of Incorporation and the DGCL.

          Section 4. Seal. The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the Corporation and the words "corporate seal." In the execution on behalf of the Corporation of any instrument, document, writing, notice or paper, it shall not be necessary to affix the corporate seal of the Corporation thereon, and any such instrument, document, writing, notice or paper when executed without said seal affixed thereon shall be of the same force and effect and as binding on the Corporation as if said corporate seal had been affixed thereon in each instance.

          Section 5. Amendments. The Board of Directors may amend or repeal these Bylaws and may adopt new Bylaws at any regular or special meeting of the Board of Directors. The Stockholders of the Corporation may also amend or repeal these Bylaws and may adopt new Bylaws.